UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 26, 2017
(Date of earliest event reported)
Native American Energy Group, Inc.
(Exact name of registrant as specified in its charter)
DE	000-54088	65-0777304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
61-43 186th Street Suite 507	11365
(Address of principal executive offices)	(Zip Code)
(718) 408-2323
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Press Release of Native American Energy Group, Inc. dated January 26, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2017	Native American Energy Group, Inc. By: /s/ Richard Ross Richard Ross Chief Communications Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Native American Energy Group, Inc. dated January 26, 2017